UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023
CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33292	20-3431375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350	Kansas City,	MO	64106
(Address of Registrant's Principal Executive Offices)			(Zip Code)

(816)	875-3705
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.001 per share	CORR	New York Stock Exchange
7.375% Series A Cumulative Redeemable Preferred Stock	CORRPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 3, 2023, the Company's Compensation and Governance Committee ("Committee") took the following actions:

•Established the base salaries of David J. Schulte, Chairman and Chief Executive Officer, Robert L. Waldron, President and Chief Financial Officer, and John Grier, Chief Operating Officer, at $450,000, $396,000 and $360,000, respectively. These salaries represent a 10% reduction in salary from previous salaries of $500,000, $440,000 and $400,000, respectively. The dollar amount of the reduction in salary was added to the long-term incentive award in an effort to reduce cash expenses in 2023.

•Granted annual cash incentive awards under the Company's 2023 annual cash incentive program to Messrs. Schulte, Waldron and Grier with payout at target performance of $325,000, $220,000 and $80,000, respectively. The Committee established performance metrics of transportation revenue and total expense, each as defined in the program, and additionally an environmental, health and safety metric and an individual contribution metric. The Committee has discretion to adjust the results of each metric as it determines to be appropriate.

•Granted long-term cash incentive compensation awards to Messrs. Schulte, Waldron and Grier in the amount of $475,000, $352,000 and $160,000, respectively. The awards will vest in three equal annual increments beginning in March 2024. These awards include an amount equal to the reduction in salary of $50,000, $44,000 and $40,000, respectively,

Item 9.01	Financial Statements and Exhibits.

(d)	EXHIBITS.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: March 9, 2023	By:	/s/ Robert L Waldron
Robert L Waldron
President and Chief Financial Officer